UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 20, 2011
MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2533 South Coast Highway 101, Suite 240, Cardiff-By-The-Sea, California		92007
(Address of Principal Executive Offices)		(Zip Code)
(760) 479-5080
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective as of January 10, 2011, MACC Private Equities Inc. (“MACC” or the “Company”) and Cedar Rapids Bank and Trust Company (“CRB&T”) executed a Fifth Amendment to Business Loan Agreement (“Fifth Amendment”), whereby the parties agreed to replace the Fourth Amendment to Business Loan Agreement, dated August 16, 2010.  The executed documents were received by the Company on January 20, 2011.  In the Fifth Amendment, the maturity date of the loan was extended to July 11, 2011.  In addition, the parties agreed to delete the covenant requiring MACC to complete a capital transaction to raise additional operating capital for the Company. In connection with, the Fifth Amendment, MACC and CRB&T executed the following documents, effective as of January 10, 2011:  (i) Change in Terms Agreement, (ii) Disbursement Request and Authorization, and (iii) Notice of Final Agreement (together with the Fifth Amendment, the “Loan Documents”).  Other terms and conditions contained in the Business Loan Agreement, dated August 30, 2007, as amended, will continue to apply.

Item 8.01.  Other Events.

Sale of Significant Portfolio Asset

On January 6, 2011, the Company received net proceeds of $836,571.86 from the merger transaction (the “Transaction”) of Monitronics International, Inc. (“Monitronics”).  An additional amount of approximately $58,571.20 has been placed in an escrow account and may be released to the Company upon the satisfaction of certain conditions of the Transaction.

On January 10, 2011, the Company paid $671,340.82 to CRB&T ($669,257.49 from the Monitronics proceeds) in the form of a principal payment on the outstanding note payable with CRB&T.  The payment was made in accordance with the terms outlined in the Loan Documents.  Subsequent to the payment, the remaining balance of the note payable on January 10, 2011 was $1,991,688.36.  After the payment to CRB&T, the Monitronics sale provided the Company additional working capital of $165,231.04

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1	Change in Terms Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of January 10, 2011.

10.2	Disbursement Request and Authorization, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of January 10, 2011.

10.3	Notice of Final Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of January 10, 2011.

10.4	Fifth Amendment to Business Loan Agreement, by and between Cedar Rapids Bank & Trust Company and MACC Private Equities, Inc., effective as of January 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACC PRIVATE EQUITIES INC.

Date: January 26, 2011	By:	/s/ Travis T. Prentice
Travis T. Prentice
President and CEO

Exhibit Index

Exhibit
Number                                Description

10.1	Change in Terms Agreement by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of January 10, 2011.

10.2	Disbursement Request and Authorization, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of January 10, 2011.

10.3	Notice of Final Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of January 10, 2011.

10.4	Fifth Amendment to Business Loan Agreement, by and between Cedar Rapids Bank & Trust Company and MACC Private Equities, Inc., effective as of January 10, 2011.